UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 19, 2005

                                Axia Group, Inc.

             (Exact name of registrant as specified in its charter)

Nevada                              001-09418                     87-0509512
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                   (IRS Employer
of incorporation)                 File Number)               Identification No.)



               5520 Wellesley Street, Suite 109, La Mesa, CA 91942
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (619) 466-4928

                                      None
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

      Acquisition of Disability Access Consultants, Inc. On August 19, 2005, we acquired 100% of the outstanding common stock of Disability Access Consultants, Inc., a California corporation pursuant to a securities exchange agreement. Under the agreement, we issued 2,000,000 shares of our Series C Preferred Stock to the stockholders of Disability Access Consultants, Inc. in exchange for all of the outstanding shares of common stock of Disability Access Consultants, Inc. Upon closing, Barbara Thorpe, a director of ours, was appointed as our Chief Operating Officer, subject to execution of an executive employment agreement.

      The Business of Disability Access Consultants

      Disability Access Consultants is a corporation with an extensive history of accessibility compliance consulting. DAC provides consultation to numerous state and local government entities-cities, counties and school districts and has assisted with the development of thousands of transition/barrier removal plans for public entities. DAC offers both pro-active services as well as support for companies that are facing penalties and litigation for being out of compliance. DAC has assisted in litigation and has performed compliance audits for public entities and other businesses. To help companies and public entities meet the requirements of the Americans with Disabilities Act, DAC has developed a proprietary software tool that simplifies and streamlines the evaluation process for all types of facilities. DAC has three regional offices in Oroville, California, San Diego, California, and Miami, Florida.

Item 1.02   Termination of a Material Definitive Agreement.

            Not Applicable.

Item 1.03   Bankruptcy or Receivership.

            Not Applicable.

Section 2 - Financial Information

Item 2.01   Completion of Acquisition or Disposition of Assets.

            See Item 1.01.

Item 2.02   Results of Operations and Financial Condition.

            Not Applicable.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

            Not Applicable.

Item 2.04   Triggering Events That Accelerate or Increase a Direct
            Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

            Not Applicable.

Item 2.05   Costs Associated with Exit or Disposal Activities.

            Not Applicable.

Item 2.06   Material Impairments.

            Not Applicable.

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

            Not Applicable.

Item 3.02   Unregistered Sales of Equity Securities.

            See Item 1.01. In consideration of our acquisition of Disability Access Consultants, Inc., we issued 2,000,000 shares of our Series C Preferred Stock to the stockholders of Disability Access Consultants, Inc. in exchange for all of the outstanding shares of common stock of Disability Access Consultants, Inc. The issuance was exempt under Section 4(2) of the Securites Act of 1933, as amended.

Item 3.03   Material Modification to Rights of Security Holders.

            Not Applicable.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01   Changes in Registrant's Certifying Accountant.

            Not Applicable.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

            Not Applicable.

Section 5 - Corporate Governance and Management

Item 5.01   Changes in Control of Registrant.

            See Items 1.01, 5.02.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

            On August 11, 2005, the Board of Directors appointed Barbara Thorpe as a Director of Axia, and on August 19, 2005, the Board of Directors appointed Ms. Thorpe as Chief Operating Officer of Axia, subject to execution of an executive employment agreement between Ms. Thorpe and Axia.

            Barbara Thorpe has been a director of Axia since August 11, 2005. During Ms. Thorpe's twenty years of experience with a public school district, she served in the role of occupational therapist, teacher, Director of Special Education, ADA/504 Coordinator and Director of Planning and Compliance. As owner and president of Disability Access Consultants, Inc., Ms. Thorpe has assisted public entities and businesses to comply with federal and state disability laws and regulations. Her firm has conducted over 6,000 facility reviews in the past six years and provided training and software to assist with accessibility compliance. Ms. Thorpe graduated Magna Cum Laude from Colorado State University with a Bachelor's of Science in Occupational Therapy and earned her Master's degree in Administration and Supervision at University of South Florida.

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

            Not Applicable.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

            Not Applicable.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

            Not Applicable.

Section 6 - [Reserved]

            Not Applicable.

Section 7 - Regulation FD

Item 7.01   Regulation FD Disclosure.

            Not Applicable.

Section 8 - Other Events

Item 8.01   Other Events.

            Not Applicable.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial statements of businesses acquired.

            The financial statements required by Item 301(c) of Regulation S-B in connection with the acquisition of Disability Access Consultants, Inc. described above will be provided by an amendment to this report filed within 65 days of the date hereof.

      (b)   Pro forma financial information.

            The pro forma financial statements required by Item 301(d) of Regulation S-B in connection with the acquisition of Disability Access Consultants, Inc. described above will be provided by an amendment to this report filed within 65 days of the date hereof.

      (c)   Exhibits.

            Exhibit #   Description
            ---------   -----------
            10.1        Stock Exchange Agreement by and among Barbara Thorpe,
                        Jeffrey Flannery, and Axia Group, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AXIA GROUP, INC.
                                         (Registrant)

Date:   August 19, 2005                  By: /s/ Jeffrey W. Flannery
                                             -----------------------------------
                                                  Jeffrey W. Flannery, President